UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2016 (November 15, 2016)
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 8, 2016, TerraForm Power, Inc. (the “Company) received a notification of delisting from the Nasdaq Global Select Market and on September 9, 2016, the Company requested a hearing from the Nasdaq Hearings Panel (the “Panel”).

At the hearing before the Panel on November 3, 2016, the Company requested from Nasdaq an extension until March 10, 2017 to regain compliance with Nasdaq’s continued listing requirements with respect to its delayed Form 10-K for the year ended December 31, 2015 and its delayed Forms 10-Q for the periods ended March 31 and June 30, 2016. On November 15, 2016, the Company received a notification letter from a Hearings Advisor from the Nasdaq Office of General Counsel informing the Company that the Panel granted the Company’s request for an extension until March 10, 2017 with respect to these delayed filings. The Panel granted the Company the maximum possible extension until the expiration of the Panel’s discretion to allow continued listing while the Company remains out of compliance with Nasdaq’s continued listing requirements. The Panel reserved the right to reconsider the terms of the extension and the Nasdaq Listing and Hearing Review Council may determine to review the Panel’s decision.

In addition, on November 15, 2016, the Company received a notification letter from a Senior Director of Nasdaq Listing Qualifications (the “Notification Letter”). The Notification Letter stated that because the Company has not yet filed its Form 10-Q for the quarter ended September 30, 2016 (the “Q3 10-Q”), and because it remains delinquent in filing its Form 10-K for the year ended December 31, 2015 and Forms 10-Q for the quarters ended March 31, 2016 and June 30, 2016, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission. Based on discussions with the Panel’s staff, the extension granted by the Panel also covers the non-compliance by the Company with Nasdaq Listing Rule 5250(c)(1) caused by the failure of the Company to timely file the Q3 10-Q.

Item 7.01. Other Events.

On November 16, 2016, the Company issued a press release announcing the granting of the extension and receipt of the Notification Letter. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Press release, dated November 16, 2016, titled “TerraForm Power Announces Extension Until March 2017 to Regain Nasdaq Compliance”

* Document furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: November 16, 2016	By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1*	Press release, dated November 16, 2016, titled “TerraForm Power Announces Extension Until March 2017 to Regain Nasdaq Compliance”

* Document furnished herewith